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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 11, 2002


                            CTI GROUP (HOLDINGS) INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                   000-10560               51-0308583
  ----------------------------        --------------      ----------------------
  (State or other jurisdiction         (Commission            (IRS Employer
        of incorporation)              File Number)         Identification No.)


                           --------------------------


                       333 North Alabama Street, Suite 240
                             Indianapolis, IN 46204
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (317) 262-4666
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)



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         References to "CTIG," the "Company," "we," "us" and "our" in this
Current Report refer to CTI Group (Holdings) Inc. and its subsidiaries and predecessors unless the context of the description indicates otherwise.

FORWARD LOOKING STATEMENTS

         The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the financial statements of CTIG and its subsidiaries, and the notes thereto, appearing in CTIG's reports filed with the Securities and Exchange Commission. In addition to historical information, this Current Report on Form 8-K, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements regarding CTIG's business and prospects are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate, and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties and any one or a combination of these risks could have a material adverse effect on CTIG's business, financial condition and results of operations. These forward-looking statements represent CTIG's judgment as of the date of this report. CTIG disclaims, however, any intent or obligation to update these forward-looking statements.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 11, 2002, Anthony P. Johns resigned as a director of CTIG. CTIG paid Mr. Johns $99,584.12 on account of board and other fees that would have been earned by Mr. Johns after the date hereof if he continued to serve the balance of his term as a director of CTIG.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  Not applicable.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CTI GROUP (HOLDINGS) INC.
                                   (Registrant)


Date: June 18, 2002                By: /s/ Harold D. Garrison
                                      ------------------------------------
                                      Name: Harold D. Garrison
                                      Title: Chairman of the Board of Directors